Exhibit 4.1

SPECIMEN CERTIFICATE OF COMMON STOCK

[FACE  OF CERTIFICATE]

COMMON STOCK

SEE REVERSE FOR CERTAIN DEFINITIONS AND OTHER IMPORTANT INFORMATION.

NUMBER

[ALEXANDER HAMILTON VIGNETTE]

[LOGO]

COMMUNITY BANK SYSTEM, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

CUSIP 203607 10 6

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

COMMUNITY BANK SYSTEM, INC. hereinafter called the “company”, transferable on the books of the company by the holder hereof in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     In Witness Whereof, the company has caused this certificate to be signed by its duly authorized officers with their facsimile signatures, and its seal to be hereunto affixed.

Dated

COUNTERSIGNED AND REGISTERED
AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, N.Y.)
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE

[SIGNATURE]
CORPORATE SECRETARY

[SIGNATURE]
PRESIDENT AND CHIEF EXECUTIVE OFFICER
BACK OF CERTIFICATE
COMMUNITY BANK SYSTEM, INC.

The Company will furnish to any shareholder upon request and without charge a full statement of the designations, preferences, limitations and relative rights of the shares of each class of stock authorized to be issued by the Company. Any such request may be directed to the transfer agent named on the face hereof.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   —  as tenants in common

TEN ENT    — as tenants by the entireties

JT TEN       — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT– ___________Custodian______________
                                              (Cust)                               (Minor)
                                  under Uniform Gifts to Minors Act
____________________________________
                                                                (State)

FOR VALUE RECEIVED,  _________________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)

Shares of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated,

Shareholder Signature

NOTICE: The Signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

Shareholder Signature (if in joint tenant name)

SIGNATURE(S) GUARANTEED:
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.